Cash and Cash Equivalents - Cash and Cash Equivalents (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Cash And Cash Equivalents [Abstract]
Escrow account	$ 39.6	[1]

[1]	At December 31, 2013 $39.6 million was in an escrow account, being the consideration for the Witwatersrand Consolidated Gold Resources Limited acquisition. Refer to note 23 for further details relating to the transaction.